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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 14, 2002

                          VALLEY FINANCIAL CORPORATION

        VIRGINIA                    33-77568                     54-1702380
(State of Incorporation)          (Commission                 (I.R.S. Employer
                                   File Number)           Identification Number)

                             36 Church Avenue, S.W.
                             Roanoke, Virginia 24011

                    (Address of principal executive offices)

                                 (540) 342-2265

                (Issuer's telephone number, including area code)


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Item 9. Regulation FD Disclosure.

     Valley Financial Corporation on August 14, 2002 furnished to the Securities and Exchange Commission the certification of its Chief Executive Officer and its Chief Financial Officer with respect to its Quarterly Report on Form 10-QSB for the period ended June 30, 2002, as required by the Sarbanes-Oxley Act of 2002. The form of certification is attached as Exhibit A hereto and incorporated by reference herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VALLEY FINANCIAL CORPORATION

Date: August 14, 2002                   /s/ A. Wayne Lewis
                                        -----------------------------
                                        A. Wayne Lewis, Executive Vice President

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                                    EXHIBIT A

         The undersigned, as the chief executive officer and chief financial officer of Valley Financial Corporation, certify that the Form 10-QSB for the quarter ended June 30, 2002, which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of Valley Financial Corporation at the dates and for the periods indicated. The foregoing certification is made solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code and is subject to the knowledge and willfulness qualifications contained in Title 18, Chapter 63,
Section 1350(c).

Dated:  August 14, 2002


                                    /s/ Ellis L. Gutshall
                                    ---------------------------
                                    Chief Executive Officer


                                    /s/ A. Wayne Lewis
                                    ---------------------------
                                    Chief Financial Officer